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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 20, 1998



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                               BAY NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                      0-19366                  04-1916246
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

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                           4401 Great America Parkway
                          Santa Clara, California 95054
          (Address of principal executive offices, including Zip Code)

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                                 (408) 988-2400
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               Registrant's telephone number, including area code

                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On July 20, 1998, Bay Networks, Inc. publicly announced its operating results for the fourth fiscal quarter and fiscal year ended June 27, 1998.

         A copy of the press release announcing operating results for the fourth fiscal quarter and fiscal year ended June 27, 1998 is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  EXHIBITS.

    Exhibit No.                             Description
    -----------                             -----------
       99.1                     Press Release dated July 20, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 22, 1998                  BAY NETWORKS, INC.


                                      By: /s/ JOHN J. POGGI, JR.
                                         --------------------------------------
                                          John J. Poggi, Jr.
                                          Vice President, General Counsel and
                                          Secretary



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                               BAY NETWORKS, INC.
                                  EXHIBIT INDEX
                                   TO FORM 8-K





   Exhibit No.                       Description
   -----------                       -----------
      99.1                           Press Release dated July 20, 1998



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